STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE
Stock Power and Assignment
Separate from Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ___ dated as of _______________, 19___, (the "Agreement"), the undersigned hereby sells, assigns and transfers unto _______________________________, shares of the Common Stock, $1.00 par value per share, of Gas and Oil Technologies, Inc., a Delaware corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THIS EXERCISE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: _______________, 19____

PURCHASER
(Signature)
(Please Print Name)
(Spouse's Signature, if any)
(Please Print Spouse's Name)

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its "Repurchase Option" or "Right of First Refusal" set forth in this Exercise Agreement.